SUPPLEMENT DATED DECEMBER 12, 2001 TO

PROSPECTUS DATED MAY 1, 2000 FOR

Deferred Variable Annuity Contracts

ISSUED BY

Nationwide Life Insurance Company

THROUGH ITS

Nationwide Variable Account-4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

On December 7, 2001, the Securities and Exchange Commission ("SEC") noticed Nationwide's application for an Order permitting the substitution of shares of the underlying mutual funds in Column A ("Existing Funds") of the following table with shares of the underlying mutual funds in Column B ("Replacement Funds"). Nationwide anticipates that the SEC will issue the Order on December 31, 2001.

Column A Existing Funds	Column B Replacement Funds
Smith Barney Variable Account Funds - Income and Growth Portfolio	Travelers Series Fund, Inc. - Smith Barney Large Cap Value Portfolio
Smith Barney Variable Account Funds - Reserve Account Portfolio	Travelers Series Fund, Inc. - Smith Barney Money Market Portfolio

Additionally, the Smith Barney Variable Account Funds - U.S. Government/High Quality Securities Portfolio intends to liquidate at the close of business on December 31, 2001.

Nationwide has established an exchange date of December 31, 2001 (the "Exchange Date"). From the current date until the Exchange Date, investors with allocations in the Existing Funds and/or the Smith Barney Variable Account Funds - U.S. Government/High Quality Securities Portfolio may transfer allocations to any other available underlying mutual fund or the fixed account in accordance with the contract. During this period, Nationwide will not exercise any rights reserved by it to impose restrictions or fees on transfers.

At the close of business on the Exchange Date, any allocations that remain in the Existing Funds and the Smith Barney Variable Account Funds - U.S. Government/High Quality Securities Portfolio will be redeemed. Redemptions from the Existing Funds will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds. In the case of the Smith Barney Variable Account Funds - U.S. Government/High Quality Securities Portfolio, redemptions will be used to purchase accumulation units/annuity units in the Travelers Series Fund, Inc. - Smith Barney Money Market Portfolio. All contract owners affected by these changes will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the fund changes will not be treated as a transfer for the purposes of any transfer limitations.

From the Exchange Date through January 30, 2002, contract owners may reallocate amounts that were redeemed/repurchased in order to effectuate these exchanges to any other available underlying mutual fund or the fixed account without being subject to any transfer limitations or transfer fees, if any, as described in the contract.

For further information or forms, please contact Nationwide at:

1-800-848-6331
TDD: 1-800-238-3035

Nationwide Life Insurance Company
One Nationwide Plaza 1-05-P1
Columbus, Ohio 43215